MITCHELL HUTCHINS SERIES TRUST

      GROWTH PORTFOLIO









The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.





PROSPECTUS
May 1, 1999

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AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

 Mitchell Hutchins       Growth Portfolio
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CONTENTS

            GROWTH PORTFOLIO

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What every investor         3   Growth Portfolio
should know about           5   More About Risks and Investment Strategies
the fund

            INVESTING IN THE FUND

          ---------------------------------------------------------

Information for             6   Purchases, Redemptions and Exchanges
managing your fund          6   Pricing and Valuation
account

            ADDITIONAL INFORMATION

          ---------------------------------------------------------

Additional important        7   Management
information about           8   Dividends and Taxes
the fund                    9   Financial Highlights

          ---------------------------------------------------------

Where to learn more             Back Cover
about this fund



                                --------------------------------------
                                The fund is not a complete or balanced
                                investment program.
                                --------------------------------------

 Mitchell Hutchins       Growth Portfolio
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GROWTH PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
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FUND OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in stocks of companies that Mitchell Hutchins Asset Management Inc., its adviser, believes have substantial potential for capital growth. The fund may invest in companies of any size.

The fund also invests, to a lesser extent, in other securities, including bonds. The fund may invest in securities of foreign issuers that are denominated in U.S. dollars and traded in U.S. markets.

In selecting stocks for the fund, Mitchell Hutchins combines a "bottom up" stock-by-stock approach with a modified, growth-oriented version of its own Factor Valuation Model to identify companies that appear to have potential for above-average growth in earnings, cash flow and/or book value. The model ranks companies based on "growth" factors such as earnings momentum, stock price movement, economic sensitivity and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

This flexibility allows the fund to invest more of its assets in companies that Mitchell Hutchins believes have greater earnings growth potential, regardless of their market capitalizations. When investing in smaller companies, Mitchell Hutchins places more emphasis on the trading volume of the company's stock.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Equities, such as common stocks, generally fluctuate in price more than other investments. The fund could lose all of its investment in a company's stock.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies" under the following headings:

o     Equity Risk

o     Foreign Securities Risk

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

 Mitchell Hutchins       Growth Portfolio
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PERFORMANCE
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RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have the longer performance history.

The table that follows the bar chart shows the average annual returns over several time periods compared to a broad-based market index.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

               GROWTH PORTFOLIO -- TOTAL RETURN ON CLASS H SHARES

           The chart depicted here reflects the following plot points:

                         1989                38.44%
                         1990                -8.15%
                         1991                42.10%
                         1992                 5.83%
                         1993                19.61%
                         1994               -11.65%
                         1995                32.50%
                         1996                18.70%
                         1997                15.41%
                         1998                30.59%

      Best quarter during years shown:    3rd quarter, 1989 -    22.67%
      Worst quarter during years shown:   3rd quarter, 1990 -  (16.09)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

    CLASS                 CLASS H     S&P 500 COMPOSITE
    (INCEPTION DATE)      5/04/87     STOCK PRICE INDEX
    One Year               30.59%           28.58%
    Five Years             15.93%           24.06%
    Ten Years              14.93%           19.21%
    Life of Class          15.46%           16.50%*
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* Return is for the period 5/31/87 to 12/31/98, annualized.

 Mitchell Hutchins       Growth Portfolio
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MORE ABOUT RISKS AND INVESTMENT STRATEGIES
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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

FOREIGN SECURITIES RISK. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISKS

YEAR 2000 RISK. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

Similarly, the companies in which the fund invests and trading systems used by the fund could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund.


ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. In order to protect itself from adverse market conditions, the fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective.

The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

PORTFOLIO TURNOVER. The fund may engage in frequent trading (high portfolio turnover) in order to achieve its investment objective. Frequent trading may result in a high portfolio turnover rate and higher fund expenses due to transaction costs.

 Mitchell Hutchins       Growth Portfolio
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INVESTING IN THE FUND

PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund - not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

o Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

o Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Mitchell Hutchins (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of a fund's shares for a period of time.


PRICING AND VALUATION

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

 Mitchell Hutchins       Growth Portfolio
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MANAGEMENT

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On March 31, 1999, Mitchell Hutchins was adviser or sub-adviser to 33 investment companies with 75 separate funds and aggregate assets of approximately $48.3 billion.

The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the rate of 0.75% based on average daily net assets.

The fund has received an exemptive order from the SEC to permit the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders must approve this policy before the board may implement it. As of the date of this Prospectus, the fund's shareholders have not done so.


PORTFOLIO MANAGER

Ellen R. Harris is primarily responsible for the day-to-day management of the fund. Ms. Harris has held her management responsibilities for the fund since its inception in May 1987.

Ms. Harris is a managing director of Mitchell Hutchins and has been with Mitchell Hutchins since 1983.

 Mitchell Hutchins       Growth Portfolio
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DIVIDENDS AND TAXES
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DIVIDENDS

Dividends and distributions are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distributes any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.


TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity or variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

o the insurance company separate accounts that purchase and hold shares of the fund and

o    the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated assets accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the variable annuity or variable life contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for information or for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

 Mitchell Hutchins       Growth Portfolio
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FINANCIAL HIGHLIGHTS
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The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-986-0088.

Please note that no Class I shares were outstanding during the periods shown. The information shown below for Class H shares should not be considered indicative of the results the Class I shares would have achieved had they been outstanding during these periods because Class I shares have higher expenses.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that fund variable annuity or variable life contracts. See the appropriate contract prospectus for information concerning these charges.

 Mitchell Hutchins       Growth Portfolio
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GROWTH PORTFOLIO
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                                               CLASS H
                          --------------------------------------------------
                                  FOR THE YEARS ENDED DECEMBER 31,
                          --------------------------------------------------
                             1998      1997      1996     1995      1994
                             ----      ----      ----     ----      ----
Net asset value,           $ 15.63    $ 17.48  $ 17.57  $ 14.56   $ 18.06
beginning of year........  -------    -------  -------  -------   -------

Net investment income
(loss)...................    (0.07)      0.03    (0.06)   0.04       0.01

Net realized and
  unrealized gains
  (losses) from               4.79       2.69     3.29    4.68      (2.13)
  investments............    -----       ----     ----    ----      ------

Net increase (decrease)
  from investment             4.72       2.72     3.23    4.72      (2.12)
  operations.............    -----       ----     ----    ----      ------

Dividends from net
  investment
  income.................    --         (0.03)  ---      (0.08)     (0.01)

Distributions from net
  realized gains from        (2.32)     (4.54)   (3.32)  (1.63)     (1.37)
  investments............   -------     ------   ------  ------     ------

Total dividends and          (2.32)     (4.57)   (3.32)  (1.71)     (1.38)
distributions............   -------     ------   ------  ------     ------

Net asset value, end of    $ 18.03     $15.63   $17.48  $17.57     $14.56
year.....................   ======     ======   ======  ======     ======

Total investment             30.59%     15.41%   18.70%  32.50%    (11.65)%
  return(1)..............    =====      =====    =====   =====     =======

Ratios/Supplemental data:

Net assets, end of year
(000's)..................  $36,830    $30,586  $36,357 $ 42,784   $ 39,135

Expenses to average net
  assets.................     1.05%      1.05%    1.14%    1.02%      1.00%

Net investment income
  (loss) to average net
  assets.................    (0.37)%     0.12%   (0.29)%   0.23%      0.04%

Portfolio turnover rate..       50%        89%      53%      41%        27%
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(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

If you want more information about the fund, the following documents are available free upon request:


      ANNUAL/SEMI-ANNUAL REPORTS:

      Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.


      STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS:

      The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including annual and semi-annual reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund:

      o      For a fee, by writing to or calling the SEC's Public Reference
             Room,
             Washington, D.C. 20549-6009
             Telephone: 1-800-SEC-0330

      o      Free, from the SEC's Internet website at: http://www.sec.gov



















Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919